UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 7, 2019

Cohen & Steers, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-32236	14-1904657
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

280 Park Avenue, New York, New York	10017
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 832-3232

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	CNS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 7, 2019, the Board of Directors (the “Board”) of Cohen & Steers, Inc. (the “Company”) appointed Dasha Smith as a director of the Company and as a member of the Board’s Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee, effective immediately. Upon the appointment of Ms. Smith, the size of the Board increased to nine (9) directors.

Ms. Smith, age 46, currently serves as the Executive Vice President, Global Chief Human Resources Officer for Sony Music Entertainment.

The Board has determined that Ms. Smith is independent in accordance with Rule 10A-3 of the Securities Exchange Act of 1934, as amended, and the applicable New York Stock Exchange rules. There were no arrangements or understandings between Ms. Smith and any other person pursuant to which Ms. Smith was appointed a director of the Company. Ms. Smith has not been a party to any transaction with the Company that would require disclosure under Item 404(a) of Regulation S-K.

In connection with her service as a director, Ms. Smith is entitled to receive the standard compensation paid to the Company’s non-management directors as disclosed in the Company’s 2019 Proxy Statement filed with the Securities and Exchange Commission on March 22, 2019. Any compensation paid by the Company to Ms. Smith for 2019 will be pro-rated accordingly.

Item 7.01.	Regulation FD Disclosure.

A copy of the press release announcing the appointment of Ms. Smith as a director of the Company is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release dated November 7, 2019

104	Cover page interactive data file (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cohen & Steers, Inc.
(Registrant)

Date: November 7, 2019	By:	/s/ Francis C. Poli
	Name:	Francis C. Poli
	Title:	General Counsel and Secretary